Exhibit 10.2

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT (this “Agreement”), dated as of November 30, 2022, among INSULET CORPORATION, a Delaware corporation (the “Borrower”), the Guarantor party hereto, the Lenders party hereto, each L/C Issuer and Swingline Lender party hereto and Morgan Stanley Senior Funding, Inc., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), to the Credit Agreement, dated as of May 4, 2021 (as amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; the Credit Agreement after giving effect to this Agreement, the “Amended Credit Agreement”), among the Borrower, the Lenders and other parties from time to time party thereto and Morgan Stanley Senior Funding, Inc. as Administrative Agent and Collateral Agent.

RECITALS:

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, the Borrower wishes to obtain a Revolving Credit Commitment Increase, and the 2022-2 Incremental Revolving Lenders (as defined below) have agreed to provide a Revolving Credit Commitment Increase, in an aggregate principal amount of $30,000,000 (the “2022-2 Incremental Revolving Commitment” and the loans made thereunder, the “2022-2 Incremental Revolving Loans”) on and subject to the terms set forth in this Agreement.

WHEREAS, each financial institution identified on Schedule 1 hereto (the “2022-2 Incremental Revolving Lenders”) is willing to provide its 2022-2 Incremental Revolving Commitment on the Third Amendment Closing Date (as defined below) in an amount equal to the amount set forth next to such 2022-2 Incremental Revolving Lender’s name in Schedule 1 hereto (which amount shall be in addition to any existing Revolving Credit Commitment of any such Lender, if applicable).

WHEREAS, as of the Third Amendment Closing Date, no Revolving Credit Loans are outstanding under the Credit Agreement.

WHEREAS, pursuant to Sections 2.14(e) and 10.01 of the Credit Agreement, the Credit Agreement may be amended to give effect to the provisions of Section 2.14 of the Credit Agreement through an Incremental Facility Amendment executed by the Borrower, the Administrative Agent, the L/C Issuer, the Swingline Lender and each 2022-2 Incremental Revolving Lender providing a 2022-2 Incremental Revolving Commitment.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Amended Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement.

SECTION 2. [Reserved].

SECTION 3. 2022-2 Incremental Revolving Commitment.

(a) Upon the occurrence of the Third Amendment Closing Date, (i) each 2022-2 Incremental Revolving Lender shall have the 2022-2 Incremental Revolving Commitment in an amount equal to the amount set forth next to such 2022-2 Incremental Revolving Lender’s name in Schedule 1 hereto, (ii) the Aggregate Revolving Credit Commitments shall be $100,000,000 and (iii) Schedule 2.01 to the Credit Agreement shall be amended and restated in its entirety, and each Lender’s Revolving Credit Commitment shall be, as set forth on Schedule 2 hereto.

(b) The terms and conditions of the 2022-2 Incremental Revolving Commitments and any 2022-2 Incremental Revolving Loans shall be identical to the terms and conditions of the Revolving Credit Commitments and any Revolving Credit Loans outstanding immediately prior to the Third Amendment Closing Date, respectively (except with respect to upfront or similar fees paid to the 2022-2 Incremental Revolving Lenders pursuant to the terms hereof). The 2022-2 Incremental Revolving Commitments shall constitute the same Class of Commitments as the Revolving Credit Commitments outstanding immediately prior to the Third Amendment Closing Date. The 2022-2 Incremental Revolving Loans shall constitute the same Class of Loans as any Revolving Credit Loans made in respect of the Revolving Credit Commitments outstanding immediately prior to the Third Amendment Closing Date.

(c) Upon the occurrence of the Third Amendment Closing Date, the Revolving Credit Lenders under the Credit Amendment immediately prior to the effectiveness of the 2022-2 Incremental Revolving Commitments (each an “Existing Revolving Lender”) automatically and without further act are hereby deemed to have assigned to the 2022-2 Incremental Revolving Lenders, and the 2022-2 Incremental Revolving Lenders automatically and without further act are hereby deemed to have assumed, a portion of each Existing Revolving Lender’s participations in outstanding Letters of Credit such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding participations in Letters of Credit held by each Revolving Credit Lender (including the 2022-2 Incremental Revolving Lenders) equals the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders (including the 2022-2 Incremental Revolving Lenders) represented by such Revolving Credit Lender’s Revolving Credit Commitment after giving effect to the 2022-2 Incremental Revolving Commitments.

(d) Upon the occurrence of the Third Amendment Closing Date, (i) each 2022-2 Incremental Revolving Lender shall be a “Lender”, an “Incremental Revolving Increase Lender,” and a “Revolving Credit Lender” for all purposes of the Amended Credit Agreement and the other Loan Documents, (ii) the 2022-2 Incremental Revolving Commitment shall constitute a “Revolving Credit Commitment” for all purposes of the Amended Credit Agreement and the other Loan Documents and (iii) the 2022-2 Incremental Revolving Loans shall constitute “Revolving Credit Loans” for all purposes of the Amended Credit Agreement and the other Loan Documents.

(e) Each 2022-2 Incremental Revolving Lender:

(i)

confirms that it received a copy of this Agreement, the Credit Agreement and such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to provide its 2022-2 Incremental Revolving Commitment hereunder and make the 2022-2 Incremental Revolving Loans with respect thereto on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any Lender;

(ii)	confirms that it is sophisticated with respect to decisions to make loans similar to those contemplated to be made hereunder and that it is experienced in making loans of such type;

(iii)

appoints, authorizes and instructs the Administrative Agent to execute, enter into, and perform under this Agreement and to take such other action as agent on its behalf and to exercise such powers under the Amended Credit Agreement and the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent, by the terms thereof, together with such powers as are reasonably incidental thereto; and

(iv)

acknowledges and agrees that it shall be a “Secured Party”, “Revolving Credit Lender” and “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents, shall be subject to and bound by the term thereof and shall perform all the obligations of and have all the rights of a Lender.

(f) Each L/C Issuer and each Swingline Lender hereby approves of the 2022-2 Incremental Revolving Lenders providing Incremental Revolving Credit Commitments and the L/C Issuer consents to act as such in respect of the 2022-2 Incremental Revolving Commitments.

(g) As used in any other Loan Document, all references to the “Credit Agreement” or the “Amended Credit Agreement” in such Loan Document shall, unless the context otherwise requires, mean or refer to the Amended Credit Agreement.

SECTION 4. Representations of the Borrower. Each of the Borrower and the Guarantor hereby represents and warrants to the Administrative Agent, the 2022-2 Incremental Revolving Lenders, the L/C Issuer and Swingline Lender that on the Third Amendment Closing Date:

(a) no Default or Event of Default has occurred and is continuing immediately prior to or immediately after the incurrence of the 2022-2 Incremental Revolving Commitments; and

(b) the representations and warranties of the Borrower and each other Loan Party contained in Article V of the Amended Credit Agreement or any other Loan Document are true and correct in all material respects on and as of the Third Amendment Closing Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 5. Conditions to Effectiveness of this Agreement and the Third Amendment Closing Date. This Agreement shall become effective upon the execution of this Agreement by the Administrative Agent and the Borrower and the “Third Amendment Closing Date” shall occur on the first date when each of the other conditions set forth below shall have been satisfied (the date of satisfaction of such conditions, the “Third Amendment Closing Date”):

(a) The Administrative Agent shall have received from the Borrower, the Guarantor, the 2022-2 Incremental Revolving Lenders, the Administrative Agent, the L/C Issuer and the Swingline Lender an executed counterpart hereof or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

(b) The Administrative Agent shall have received, at least three business days prior to the Third Amendment Closing Date, all documentation and other information related to the Borrower and the Guarantor required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations including, without limitation, the Patriot Act, in each case to the extent requested by the Administrative Agent from the Borrower in writing at least 10 Business Days prior to the Third Amendment Closing Date;

(c) All fees due to the 2022-2 Incremental Revolving Lenders on the Third Amendment Closing Date pursuant to fee letters therewith pertaining to the 2022-2 Incremental Revolving Commitment made hereunder shall have been paid;

(d) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Amended Credit Agreement or any other Loan Document shall be true and correct in all material respects on and as of the Third Amendment Closing Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(e) No Default or Event of Default shall have occurred and be continuing immediately prior to or immediately after the incurrence of the 2022-2 Incremental Revolving Commitment;

(f) The Administrative Agent shall have received a certificate, duly executed by an officer of the Borrower, certifying as to the satisfaction of the conditions referred to in Sections 5(d) and 5(e) above;

(g) The Administrative Agent shall have received opinions from (i) Wachtell, Lipton, Rosen & Katz in its capacity as counsel to the Loan Parties, (ii) Morris, Nichols, Arsht & Tunnell LLP, in its capacity as Delaware counsel to the Loan Parties and (iii) Seder & Chandler, LLP, in its capacity as Massachusetts counsel to the Loan Parties, in each case addressed to the Administrative Agent, the L/C Issuer, the Swingline Lender and the 2022-2 Incremental Revolving Lenders;

(h) The Administrative Agent shall have received such certificates, resolutions or other documents of the Loan Parties as the Administrative Agent may reasonably require in connection herewith, including all documents and certificates it may reasonably request relating to (i) the organization, existence and good standing of the Loan Parties, (ii) the corporate or other authority of the Loan Parties to execute this Agreement and (iii) the incumbency of the officers of each of the Loan Parties executing this Agreement, and other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent;

(i) The Administrative Agent shall have received a certificate attesting to the Solvency of the Borrower and its Subsidiaries (on a consolidated basis) on the Third Amendment Closing Date from the Borrower’s chief financial officer, treasurer or other officer with equivalent duties; and

(j) The Borrower shall have paid to the Administrative Agent all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent incurred in connection with this Agreement, any other documents prepared in connection herewith and the transactions contemplated hereby (including, without limitation, the reasonable fees, charges and disbursements of Davis Polk & Wardwell LLP, counsel for the Administrative Agent).

SECTION 6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 7. Confirmation of Guarantees and Security Interests. By signing this Agreement, each of the Borrower and the Guarantor hereby confirms that (a) the obligations of the Loan Parties under the Credit Agreement as modified or supplemented hereby (including with respect to the 2022-2 Incremental Revolving Commitments contemplated by this Agreement) and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Credit Agreement, the Collateral Documents and the other Loan Documents, (ii) constitute “Obligations” as such term is defined in the Credit Agreement, subject to the qualifications and exceptions described therein, (iii) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Loan Documents, are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and (b) each 2022-2 Incremental Revolving Lender shall be a “Secured Party” and a “Lender” (including without limitation for purposes of the definition of “Required Lenders” contained in Section 1.01 of the Credit Agreement) for all purposes of the Credit Agreement and the other Loan Documents. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations as increased hereby, subject to Section 6.10(a) of the Credit Agreement.

SECTION 8. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a future consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart to this Agreement by facsimile transmission (or other electronic transmission pursuant to procedures approved by the Administrative Agent) shall be as effective as delivery of a manually signed original. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 10. Miscellaneous. This Agreement shall constitute an “Incremental Facility Amendment” and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The provisions of this Agreement are deemed incorporated into the Credit Agreement as if fully set forth therein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:

INSULET CORPORATION

By:	/s/ Wayde D. McMillan
Name: Wayde D. McMillan
Title: Executive Vice President, Chief Financial Officer and Treasurer

[Signature Page – Third Amendment to Credit Agreement]

GUARANTOR:

INSULET MA SECURITIES CORPORATION

By:	/s/ Wayde D. McMillan
Name: Wayde D. McMillan
Title: President

[Signature Page – Third Amendment to Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC., as Administrative Agent, Swingline Lender and L/C Issuer

By:	/s/ Lisa Hanson
Name: Lisa Hanson
Title: Vice President

[Signature Page – Third Amendment to Credit Agreement]

CITIBANK, N.A., as a 2022-2 Incremental Revolving Lender

By:	/s/ W. Scott Mckechnie
Name: W. Scott Mckechnie
Title: SVP

DNB Capital LLC, as a 2022-2 Incremental Revolving Lender

By:	/s/ Dania Hinedi
Name: Dania Hinedi
Title: Senior Vice President

By:	/s/ Bret Douglas
Name: Bret Douglas
Title: Senior Vice President